UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2006

NCR CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of NCR Corporation (“NCR” or the “Company”) held on April 26, 2006, NCR’s stockholders approved, among other things, (i) the NCR Corporation 2006 Stock Incentive Plan (the “SIP”) and (ii) the NCR Management Incentive Plan (the “MIP”), each of which had previously been approved by NCR’s Board of Directors (the “Board”), subject to stockholder approval.

The SIP provides for the grant of awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, other stock-based awards or any combination of those awards to directors, officers, employees and consultants of NCR and its subsidiaries and affiliates. The more detailed description of the terms of the SIP contained in NCR’s Proxy Statement for its Annual Meeting of Stockholders held on April 26, 2006 (the “Proxy Statement”) under the caption “Directors’ Proposal to Approve the NCR Stock Incentive Plan” is incorporated by reference herein. A registration statement on Form S-8 relating to the SIP will be filed with the Securities and Exchange Commission (the “SEC”).

Under the MIP, certain officers of NCR are eligible to receive performance awards having a maximum value equal to a specified percentage of NCR’s “earnings before income taxes,” as defined in the MIP, for performance periods established by the Compensation and Human Resource Committee of NCR’s Board of Directors. The more detailed description of the terms of the MIP contained in the Proxy Statement under the caption “Directors’ Proposal to Approve the NCR Management Incentive Plan” is incorporated by reference herein.

Item 8.01 Other Events.

At the Annual Meeting, NCR’s stockholders also approved the NCR Employee Stock Purchase Plan (the “ESPP”), which had previously been approved by the Board, subject to stockholder approval. Under the ESPP, employees of NCR will be able to purchase shares of NCR common stock on a monthly basis through payroll deductions at a price equal to 95% of the average of the reported highest and lowest sale prices of shares of NCR common stock on the New York Stock Exchange on the last day of the month. The more detailed description of the terms of the ESPP contained in the Proxy Statement under the caption “Directors’ Proposal to Approve the NCR Employee Stock Purchase Plan” is incorporated by reference herein. A registration statement on Form S-8 relating to the ESPP will be filed prior to the January 1, 2007 effective date of the ESPP.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1	NCR Corporation 2006 Stock Incentive Plan, incorporated by reference to Exhibit B to the Company’s Proxy Statement filed on March 10, 2006.

10.2	NCR Management Incentive Plan, incorporated by reference to Exhibit A to the Company’s Proxy Statement filed on March 10, 2006.

99.1	NCR Employee Stock Purchase Plan, incorporated by reference to Exhibit C to the Company’s Proxy Statement filed on March 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: April 26, 2006	By:	/s/ Noelle D. Gumm
Noelle D. Gumm Assistant Secretary

Index to Exhibits

Exhibit No.	Description of Exhibit
10.1	NCR Corporation 2006 Stock Incentive Plan, incorporated by reference to Exhibit B to the Company’s Proxy Statement filed on March 10, 2006.

10.2	NCR Management Incentive Plan, incorporated by reference to Exhibit A to the Company’s Proxy Statement filed on March 10, 2006.

99.1	NCR Employee Stock Purchase Plan, incorporated by reference to Exhibit C to the Company’s Proxy Statement filed on March 10, 2006.